UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006

MSC Industrial Direct Co., Inc.

(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

75 Maxess Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (516) 812-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 15, 2006, MSC Industrial Direct Co., Inc., a New York corporation (the “Registrant”) and its wholly-owned subsidiary, MSC Acquisition Corp. VI, a New York corporation (the “Acquisition Sub”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Kennametal Inc., a Pennsylvania corporation (“Kennametal”) and JLK Direct Distribution, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Kennametal (the “Seller”), pursuant to which the Acquisition Sub agreed to purchase 100% of the outstanding equity of J&L America, Inc. DBA as J&L Industrial Supply (“J&L”) from the Seller.  The Registrant has guaranteed Acquisition Sub’s obligations under the Agreement.  The transaction, which is currently expected to close during the second calendar quarter of 2006, is subject to certain regulatory approvals, the delivery of certain audited and reviewed financial statements of J&L with respect to prior periods, as well as other customary closing conditions.

Subject to certain pre closing and post closing purchase price adjustments described in the Stock Purchase Agreement, Acquisition Sub will purchase 100% of the outstanding equity of J&L for $349,500,000.  The acquisition is anticipated to be financed using available cash and borrowings under an anticipated new credit facility.

In connection with consummation of the acquisition, Kennametal, J&L and MSC will enter into certain business arrangements, including a) a distributor agreement under which MSC will receive an exclusive five year national level distribution arrangement for Kennametal branded products (within the US), a non-exclusive distributorship in the US for other products and a non-exclusive distributorship for Kennametal branded and other products in the UK; b) a trademark license agreement which grants an exclusive, royalty-free, right and license in perpetuity to the use of the HERTEL trademark in the United States and United Kingdom, and limited rights in Canada and other jurisdictions; c) a private label agreement under which Kennametal will manufacture and supply to MSC certain products under the HERTEL trademark, d) certain noncompetition arrangements and e) an administrative services agreement relating to, among other things, data support services.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 16, 2006, the Registrant issued a press release announcing a definitive agreement to acquire J&L.  This press release also provided the Registrant’s preliminary guidance as to certain expected financial results for the second quarter of fiscal 2006 ended February 25, 2006.  The entire text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The Registrant anticipates releasing its financial results for the second quarter of fiscal 2006 on or about March 30, 2006.

ITEM 8.01.            OTHER EVENTS

On March 16, 2006, the Registrant issued a press release announcing a definitive agreement to acquire J&L.  The entire text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit 2.1	Stock Purchase Agreement by and among JLK Direct Distribution, Inc., Kennametal Inc., MSC Industrial Direct Co., Inc. and MSC Acquisition Corp. VI dated as of March 15, 2006.

Exhibit 99.1	MSC Industrial Direct Co., Inc. Press Release dated March 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Industrial Direct Co., Inc.

Date: March 16, 2006	By:	/s Shelley M. Boxer
		Name:	Shelley M. Boxer
		Title:	Vice President, Finance